SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



Date of Report (Date of earliest event reported).............. June 27, 1996



                             SAGE RESOURCES, INC.
           (Exact name of registrant as specified in its charter)


Colorado                            33-32341-D                    84-1127336
(State of other jurisdiction  (Commission File Number)      (I.R.S. Employer
of incorporation)                                         Identification No.)



#10 Exchange Place, Suite 309, Salt Lake City, Utah                    84111
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code            (801) 364-3500



Former Address:              1616 Seventeenth Street.  Suite 362
                             Denver, CO 80202

         (Former name or former address, if changed since last report)

                                    ITEM I

                       CHANGES IN CONTROL OF REGISTRANT

Effective as of July 5, 1996, Theodore H. Swindells, Paul A. Moore, Phillip S. Magiera, DuLac Consultants Ltd., Maroon Bells Capital Partners, Inc., Redfern Pacific, Inc. (BVI) Corp., Le Chevalier Noir, Ltd. (collectively referred to as "Buyers") acquired from Sage Resources, Inc. ("Registrant" or "Seller"), 4,000,000 newly issued shares of Registrant's common stock pursuant to a Stock Purchase Agreement dated June 25, 1996. Buyers paid to Seller $1 1 0,000 in consideration for the acquisition of the 4,000,000 shares. The Buyers now beneficially own the following percentages of Registrant's total outstanding voting stock.

Name of Beneficial Owner                               Percentage of Ownership
- ------------------------                               -----------------------

Theodore H. Swindells                                           12.32%
Paul A. Moore                                                   12.32%
Phillip S. Magiera                                              12.32%
DuLac Consultants Ltd.                                          12.32%
Maroon Bells Capital Partners, Inc.                             24.63%
Redfern Pacific, Inc. (BVI) Corp.                               12.32%
Le Chevalier Noir, Ltd.                                         12.32%

                                  ITEM VII

                                  EXHIBITS

Exhibit Number         Description
- --------------         -----------

    1.1                 Stock Purchase Agreement by and between Theodore H.
                        Swindells, Paul A. Moore, Phillip S. Magiera, DuLac
                        Consultants Ltd., Maroon Bells Capital Partners, Inc.,
                        Redfern Pacific, Inc. (BVI) Corp., and Le Chevalier
                        Noir, Ltd. as Buyers and Sage Resources, Inc. as Seller

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Sage Resources, Inc.

                                    /s/ Jonathan Winters
                                    Name:	JONATHAN WINTERS
                                    Title: Director
                                    Date: 7/16/96

                          STOCK PURCHASE AGREEMENT




                            by and between the




                       BUYERS AS LISTED ON EXHIBIT A



                                    and

                           SAGE RESOURCES, INC.
                          a Colorado corporation

                            TABLE OF CONTENTS
RECITALS .................................................................   1

AGREEMENT ................................................................   1

1.  PURCHASE OF STOCK ....................................................   1
    (a) Purchase of Stock ................................................   1
    (b) Delivery of the Stock ............................................   1

2.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY ........................   1
    (a) Organization; Authority; Validity ................................   1
    (b) Outstanding Stock ................................................   2
    (c) Compliance with Law ..............................................   2
    (d) Legal Proceedings ................................................   2
    (e) Contracts ........................................................   2
    (f) Ordinary Course ..................................................   2
    (g) Capitalization of the Seller .....................................   2
    (h) Subsidiaries .....................................................   3
    (i) Offering .........................................................   3
    (j) Financial Statements .............................................   3
    (k) Filing of Reports ................................................   3
    (l) Condition of Business ............................................   3
    (m) Employee Matters .................................................   4
    (n) Plans ............................................................   4
    (o) Permits; Authorizations ..........................................   4
    (p) Other Obligations ................................................   5
    (q) Accuracy of Information ..........................................   5
    (r) Availability of Documents ........................................   5

3.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BUYER ..................   5
    (a) Organization; Authority; Validity ................................   5
    (b) Securities Laws of Compliance ....................................   5
    (c) Availability of Documents ........................................   6

4.  THE CLOSING ..........................................................   6

5.  CONDITIONS PRECEDENT TO THE CLOSING ..................................   6
    (a)	Conditions Precedent to Buyer's Obligations ......................   6
        (i)     Representations and Warranties True as of the Closing ....   7
        (ii)    Compliance with this Agreement ...........................   7
        (iii)   No Action ................................................   7
        (iv)    Approval of Counsel ......................................   7
    (b)	Conditions Precedent to the Obligations of the Company ...........   7
        (i)     Representations and Warranties True as of the Closing ....   7
        (ii)    Compliance with this Agreement  ..........................   7
        (iii)   No Action ................................................   7
        (iv)    Approval of Counsel ......................................   8

                                      i

6.  INDEMNIFICATION ......................................................   8

7.  TERMINATION; RECISION AND AMENDMENT. .................................   8
    (a)	Termination. .....................................................   8
    (b)	Waiver. ..........................................................   8

8.  OTHER MATTERS ........................................................   9
	(a)	Board of Directors Resignation and Appointment ...................   9

9.  MISCELLANEOUS. .......................................................   9
    (a)	Brokers and Finders ..............................................   9
    (b)	Expenses .........................................................   9
    (c)	Survival .........................................................   9
    (d)	Severability .....................................................   9
    (e)	Notices ..........................................................   9
    (f)	Entire Agreement .................................................  10
    (g)	Counterparts .....................................................  10
    (h)	Binding Effect ...................................................  10
    (i)	Governing Law ....................................................  10

                         STOCK PURCHASE AGREEMENT


THIS STOCK PURCHASE AGREEMENT ("Agreement") is made as of this 25th day of June, 1996, by and between the parties listed on Exhibit A (collectively "Buyer"), and SAGE RESOURCES, INC. a Colorado corporation (the "Company").


                                 RECITALS


    WHEREAS, the parties listed on Exhibit A (collectively "Buyer") desire to purchase, in the amounts set forth beside their respective names, Common Stock of the Company;

    WHEREAS, the Company desires to sell to Buyer the stock as set forth in Exhibit A.


                                AGREEMENT


    NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, it is agreed as follows:


    1.  PURCHASE OF STOCK.

		(a) Purchase of Stock.  At the Closing, and subject to the terms and conditions contained herein, Company agrees to issue and sell to Buyer, and
Buyer agrees to purchase from Company, the number of shares of Common Stock of
Company as set forth in Exhibit A, for the aggregate purchase price of One
Hundred Ten Thousand Dollars ($110,000).

		(b)	Delivery of the Stock.   Upon receipt of the Purchase Price, the
Company shall deliver to each Buyer a stock certificate in the name of Buyer in the amount of stock as set forth on Exhibit A. All outstanding stock, when issued, was issued in compliance with all rules, regulations and laws, including, but not limited, to, the Securities Act of 1933, and any state securities laws.

    2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce Buyer to enter into this Agreement, the Company represents and warrants to Buyer that the following statements are true, correct and complete as of the date hereof, and will be true, correct and complete as of the date of Closing:

        (a) Organization; Authority; Validity. The Company is a corporation duly organized, validly existing, and in good standing in the State of Colorado and is qualified to do business and is in good standing in each other state where the nature of its business so requires it to be qualified. The Company is duly authorized and has all requisite power to execute and deliver this Agreement and the other documents to be delivered pursuant to this Agreement, perform the covenants on its part herein and therein contained and consummate the transactions contemplated hereby and thereby. The Company is not subject to any agreement, law, judgment or decree which would prohibit, or be violated with or without the giving of notice or the passage of time by, the execution, delivery and performance of this Agreement or any other document to be delivered by the Company pursuant to this Agreement, nor does the execution, delivery and performance thereof by the Company require the consent, waiver, approval, license or authorization of any person or public authority, other than previously obtained or as will be obtained prior to Closing. This Agreement and the other documents to be delivered by the Company pursuant to this Agreement will each constitute the valid and binding obligations of the Company as of Closing, enforceable in accordance with its respective terms;

        (b) Outstanding Stock. All outstanding stock of the Company, when originally issued, was duly and validly issued, fully paid and non-assessable and not issued in violation of the preemptive rights of any person or of any agreement, law or regulation by which the Company was bound, including, but not limited to the Securities Act of 1933, and any state securities laws;

        (c) Compliance with Law. The Company has no knowledge and has not received any notice from any federal, state or local governmental authority that the Company's business, and the premises where the business is located, as currently operated, do not comply, in all material respects, with any applicable codes, laws, ordinances, rules, and regulations (including, but not limited to such as relate to employment discrimination, hazardous substances, OSHA and fair labor practices), and no proceedings in respect thereto are pending or, to the knowledge of the Company, threatened. The Company has all permits and licenses necessary for the current operation of its business;

        (d)	Legal Proceedings.  There are no judgments, nor any litigation proceedings pending, or to the knowledge of the Company any complaints received or litigation proceedings threatened, against or relating to: (1) the Company, which would have a material adverse affect on the Company's ability to perform its obligations under this Agreement; or (2) the business of the Company, the premises where the business is located, the Stock or this Agreement;

        (e) Contracts. The contracts listed on Exhibit B hereto constitute all material contracts to which the Company is a party and are in full force and effect, and except as set forth on such Exhibit B, neither the Company nor the other parties thereto are in default, nor has any event occurred, to the Company's knowledge, that with the passage of time or giving of notice, or both, would constitute a default;

        (f) Ordinary Course. The Company has conducted its business only in the ordinary course consistent with past practices since December 31, 1995;

        (g) Capitalization of the Seller. The authorized capital stock of the Company consists of Seven Hundred and Fifty Million (750,000,000) shares of Common Stock, no par value, of which 60,000 are issued and outstanding. There are no outstanding subscriptions, warrants, options, or other agreements or rights of any kind to purchase or otherwise receive or be issued, or securities or obligations of any kind convertible into, any shares of capital stock of the Company. Exhibit C lists the shares of Common Stock outstanding or reserved for issuance as of the date hereof and as of immediately after the Closing and the names of record owners thereof, as well as the shares subject to issuance pursuant to warrants or any employee stock option plan;

        (h) Subsidiaries. The Company has no subsidiaries and no other investment in any person or entity;

        (i) Offering. The offer and sale of the Stock constitute transactions exempt from the registration requirements of Section 5 of the Securities Act of 1933, as amended;

        (j) Financial Statements. Attached as Exhibit D to this Agreement is the Annual Report of the Company on Form 10-K for the period ended December 31, 1995, and the quarterly report of the Company for the period ending March 31, 1996, on Form 10-Q (the "Financial Statements"). The Financial Statements (1) were prepared in accordance with the books and records of the Company; (2) were prepared in accordance with GAAP, consistently applied, and all applicable regulations of the Securities and Exchange Commission; (3) reflect all necessary adjustments and accruals and otherwise fairly present the Company's financial condition and the results of its operations at the relevant dates thereof and for the periods covered thereby in accordance with GAAP; (4) contain and reflect adequate provisions for all reasonably anticipated liabilities for all taxes, federal, state, local or foreign, with respect to the periods then ended; and
(5) with respect to contracts and commitments for the sale of goods or the provision of services by the Company, contain and reflect adequate reserves for all reasonably anticipated material losses and costs and expenses in excess of expected receipts. Any additional unaudited financial statements of the Company delivered to Buyer have been or will have been prepared in accordance with GAAP applied on a consistent basis and will contain all adjustments necessary for a fair presentation;

        (k) Filing of Reports. The Company is required to file reports pursuant to Section 12 or 15 of the Securities Exchange Act of 1934, and since December 31, 1992, has timely filed all such reports, including, but not limited to, all reports required to be filed on Forms 10-K, 10-Q and 8-K. Such reports were prepared in accordance with all applicable regulations of the Securities and Exchange Commission and contain all information required to be reported therein and such reports, and the information contained therein, are accurate in all material respects;

        (l) Condition of Business. Since December 31, 1995, there has not been (1) any material adverse change in the condition (financial or otherwise), assets, liabilities (whether absolute, accrued, contingent or otherwise), business or prospects of the business of the Company; (2) any damage, destruction or loss, whether or not covered by insurance, which has had or may have a material and adverse effect on the business of the Company; (3) any sale or transfer of any of the Company's assets or any cancellation of any debts or claims, except in the ordinary course of business; (4) any mortgage, pledge or subjection to lien, charge or encumbrance of any kind, of any of the Company's properties or assets; (5) any material amendment or termination of any material contract or agreement to which the Company is a party; (6) any increase in, or commitment to increase, the compensation payable to any officer, director, shareholder, employee or agent; (7) any transaction not in the ordinary course of business; or (8) any other event or condition of any character which is not reflected in the Financial Statements which has had or may have a material and adverse effect on the condition (financial or otherwise), assets, properties, business or prospects of the Company;

        (m) Employee Matters. Except as disclosed in the financial statements, to the best knowledge of the Company, (1) there are no controversies between the Company and any present or former employee of the Company, (2) there is no unfair labor practice charge or similar charge, complaint, allegation or other process or claim pending or threatened against the Company before the National Labor Relations Board (the "NLRB") or the Equal Employment Opportunity Commission (the "EEOC") or any other federal, territorial, state or local governmental agency or other entity, and (3) there is no labor dispute, strike, slowdown, work stoppage or other job action pending or, to the best knowledge of the Company, threatened against or otherwise affecting the Company. The Company is not a party to any collective bargaining agreements, and to the best knowledge of the Company, no organizing campaign is underway or threatened by any labor organization;

        (n) Plans. There are no employment, profit sharing, deferred compensation, bonus, stock option, stock purchase, pension, retainer, consulting, retirement, health, welfare, or incentive plans or contracts to which the Company is a party. The Company is not required to contribute to, nor during any period prior to the Closing has been required to contribute to, any multiemployer plan (within the meaning of Section 3(37) of ERISA);

        (o) Permits; Authorizations. No permits, licenses or other authorizations have been, or are required to be, obtained or maintained, and no governmental authority or agency with jurisdiction over the Company has asserted or, to the best of the Company's knowledge, is likely to assert that any permits, licenses or other authorizations have been, or are required to be, obtained or maintained by the Company, with respect to the operation of the Company's business under United States or any state, local and other laws in effect on the date hereof relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surfaces or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or industrial toxic or hazardous substances or wastes (collectively, the "Environmental Laws"). To the best of the Company's knowledge, the Company is in substantial compliance with all material limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in the Environmental Laws or contained in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder. No events, conditions, activities, practices, incidents, actions or plans of action taken or to be taken by the Company or, to the best of the Company's knowledge, any predecessor in interest are reasonably likely to interfere with or prevent substantial compliance or continued compliance with, to the extent any are applicable, the Environmental Laws or with any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder;

        (p) Other Obligations. Except as and to the extent specifically reflected or reserved against in the Financial Statements, and non-material items arising in the ordinary course of business thereafter, Seller has no liabilities or obligations, whether absolute, accrued, contingent or otherwise, whether due or to become due (including, without limitation, any liability for taxes);

        (q) Accuracy of Information. No statement herein or other information delivered herewith by or on behalf of the Company to Buyer in connection with this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to the Company or its agents necessary to make the statements contained herein or therein not misleading as of the date hereof; and

        (r)	Availability of Documents.  The Company has made available to
Buyer copies of all documents, including without limitation all agreements, contracts, commitments, insurance policies, leases, plans, instruments, undertakings, authorizations, permits and licenses, referred to herein. Such copies are true and complete and include all amendments, supplements and modifications thereto or waivers currently in effect thereunder.

    3.  REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF BUYER.
To induce the Company to enter into this Agreement, Buyer represents and warrants to Seller that the following statements are true, correct and complete as of the date hereof, and will be true, correct and complete as of the date of
Closing:

        (a) Organization; Authority; Validity. Each Buyer is duly authorized and has all requisite corporate power to execute and deliver this Agreement and the other documents to be delivered pursuant to this Agreement, perform the covenants on its part herein and therein contained and consummate the transactions contemplated hereby and thereby. Each Buyer is not subject to any agreement, law, judgment or decree which would prohibit, or be violated with or without the giving of notice or the passage of time by, the execution, delivery and performance of this Agreement or any other document to be delivered pursuant to this Agreement, nor does the execution, delivery and performance thereof by Buyer require the consent, waiver, approval, license or authorization of any person or public authority, other than previously obtained or as will be obtained prior to the Closing. This Agreement and the other documents to be delivered by Buyer pursuant to this Agreement will each constitute the valid and binding obligations of Buyer as of Closing, enforceable in accordance with their respective terms;

        (b) Securities Laws of Compliance.  Each Buyer:

            (i)	has been represented by such legal and tax counsel and others, each of whom has been personally selected by Buyer, as Buyer has found necessary to consult concerning this transaction, and such representation has included an examination of applicable documents, and an analysis of all tax, financial, and securities law aspects. Each Buyer, its counsel and advisors, and such other persons with whom the Buyer has found it necessary to consult, have sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the transactions contemplated by this Agreement, and to make an informed investment decision with respect thereto;

            (ii) The Company has made available to each Buyer, its counsel and advisors, prior to the date hereof, the opportunity to ask questions of, and to receive answers from the Company and its representatives, concerning the terms and conditions of the acquisition of the stock and access to obtain any information, documents, financial statements, records and books (A) relative to the Company, the business and an investment in the Company, and (B) necessary to verify the accuracy of any information furnished to the Company. All materials and information requested by the Company, its counsel and advisors, or others representing the Company, including any information requested to verify any information furnished to the Company, have been made available and examined.

            (iii) Each Buyer is acquiring the Shares for their own account and not as a fiduciary for any other person and for investment purposes only and not with a view to or for the transfer, assignment, resale, or distribution thereof, in whole or in part. Each Buyer understands the meaning and legal consequences of the foregoing representations and warranties. Each Buyer is not an "underwriter" of the securities, as that term is defined in Section 2(11) of the Securities Act of 1933 ("Securities Act"), and each Buyer will not take or cause to be taken any action that would cause Buyer to be deemed an "underwriter" of the securities.

            (iv) Each Buyer understands that the stock has not been registered under the Securities Act nor pursuant to the provisions of the securities or other laws of any applicable jurisdictions. Each Buyer further understands that the stock cannot be sold, assigned, pledged, transformed or otherwise disposed of unless such shares are registered or an exemption from registration is available, and that the stock will bear a restrictive legend to that effect.

        (c) Availability of Documents. No statement herein or other information delivered herewith by or on behalf of Buyer to the Company in connection with this Agreement or in connection with any transaction contemplated hereby contains any untrue statement of a material fact or omits to state any material fact known to Buyer or its agents necessary to make the statements contained herein or therein not misleading as of the date hereof;

    4. THE CLOSING. The closing (the "Closing") of the purchase and sale of the Stock shall take place at 10:00 a.m., local time, on June 27, 1996, at the offices of Maroon Bells Capital Partners, 100 California Street, Suite 1400, San Francisco, CA, or on such other date and time as may be mutually agreed upon in writing by Buyer and the Company.

    5.  CONDITIONS PRECEDENT TO THE CLOSING.

        (a) Conditions Precedent to Buyer's Obligations. All obligations of Buyer under this Agreement are subject to the fulfillment or satisfaction, prior to or at the

Closing, of each of the following conditions precedent (any or all of which may be waived by Buyer):

            (i) Representations and Warranties True as of the Closing. The representations and warranties of the Company contained in this Agreement or in any Exhibit, certificate or document delivered by the Company to Buyer pursuant to the provisions hereof shall have been true on the date hereof and shall be true on the Closing, with the same effect as though such representations and warranties were made as of such date;

            (ii) Compliance with this Agreement. The Company shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by the Company prior to or at the Closing;

            (iii) No Action. At the Closing date, no governmental agency or body, or other person or entity, shall have instituted or threatened any action to restrain or prohibit any of the transactions contemplated by this Agreement;

            (iv) Approval of Counsel. All proceedings taken in connection with the transactions contemplated herein and all instruments and documents required in connection therewith or incident thereto shall be satisfactory in form to legal counsel for Buyer;

            (v) Execution of Other Agreements. The Company shall have performed and complied with all material agreements and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing.

        (b) Conditions Precedent to the Obligations of the Company. All obligations of the Company under this Agreement are subject to the fulfillment or satisfaction, prior to or at the Closing, of each of the following conditions precedent (any or all of which may be waived by the Company):

            (i) Representations and Warranties True as of the Closing. The representations and warranties of Buyer contained in this Agreement or in any list, certificate or document delivered by Buyer to the Company pursuant to the provisions hereof shall be true on the Closing with the same effect as though such representations and warranties were made as of such date;

            (ii) Compliance with this Agreement. Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing;

            (iii) No Action. At the Closing date, no governmental agency or body, or other person or entity, shall have instituted or threatened any action to restrain or prohibit any of the transactions contemplated by this Agreement;

            (iv) Approval of Counsel. All proceedings taken in connection with the transactions contemplated herein and all instruments and documents required in connection therewith or incident thereto shall be satisfactory in form to legal counsel for the Company.

    6.  INDEMNIFICATION.

        (a) The Company agrees to indemnify, defend and hold Buyer harmless from any claims, liabilities, lawsuits, demands, actions, damages and expenses (including reasonable attorneys' fees) collectively, arising from or out of any breach of the agreements, covenants, representations or warranties of the Company contained in this Agreement. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement;

        (b) Buyer agrees to indemnify, defend and hold the Company harmless from any claims, liabilities, lawsuits, demands, actions, damages and expenses (including reasonable attorneys' fees) arising from or out of any breach of the agreements, covenants, representations or warranties of Buyer contained in this Agreement. This indemnity shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

    7.  TERMINATION; RECISION AND AMENDMENT.

        (a) Termination. This Agreement may be terminated by Buyer or the Company at any time prior to Closing upon written notice to the other party:

            (i) If the representations, warranties and agreements or conditions of this Agreement to be complied with or performed by the Company (in the case of Buyer) or Buyer (in the case of the Company) on or before the Closing shall not have then been complied with or performed in some material respect and such material noncompliance or nonperformance shall not have been waived by the party giving notice of termination or shall not have been cured by the defaulting party, or cure thereof commenced and diligently prosecuted thereafter by such party within five (5) days after written notice of such material noncompliance or nonperformance is given by the non-defaulting party;

            (ii) If any governmental action is commenced to prevent the consummation of the transactions contemplated hereby; or

            (iii)   By mutual consent of the parties.

        (b) Waiver. Any representations, warranties, agreements or conditions of this Agreement may be waived at any time by the party entitled to the benefit thereof by action taken and evidenced by a written waiver executed by any such party.

    8.  OTHER MATTERS.

        (a)	Board of Directors Resignation and Appointment.   As of the date of
Closing, each member of the Board of Directors, other than Jonathan Winters, shall resign therefrom. On the date of Closing, or at such other time as agreed to by the parties, Jonathan Winters shall appoint as replacement directors for those directors who have resigned, for the remaining terms thereof, those individuals nominated by Buyer. Jonathan Winters shall thereafter resign effective upon such newly appointed directors taking office.

    9.  MISCELLANEOUS.

        (a) Brokers and Finders. Each party to this Agreement hereby agrees that, upon consummation of the transactions described herein, each party shall pay any finders engaged by them;

        (b) Expenses. Each of the parties hereto will bear its own legal fees and other expenses in connection with the transactions contemplated by this Agreement;

        (c) Survival. All parties agree that the representations, warranties and agreements contained in this Agreement shall survive the Closing and shall thereafter remain in full force and effect;

        (d) Severability. If any term or provision of this Agreement, including the exhibits hereto, or the application thereof to any person, property or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Agreement, including the exhibits or the application of such term or provision to persons, property or circumstances other than those as to which it is invalid and unenforceable, shall not be affected thereby, and each term and provision of this Agreement and the exhibits shall be valid and enforced to the fullest extent permitted by law;

        (e) Notices. Any notices, requests or consents hereunder shall be deemed given, and any instrument delivered, two (2) days after they have been mailed by first class mail, postage prepaid, or upon receipt if delivered personally or by facsimile transmission, as follows:

To the Company:     Sage Resources, Inc.
                    #10 Exchange Place, Suite 309
                    Salt Lake City, UT  84111

To Buyer:           Maroon Bells Capital Partners, Inc.
                    100 California Street, Suite 1400
                    San Francisco, California  94111
                    Fax No. (415) 391-1848

except that any of the foregoing may from time to time by written notice to the other designate another address which shall thereupon become its effective address for the purposes of this paragraph;

        (f) Entire Agreement. This Agreement, including the exhibits and documents referred to herein which are a part hereof, contains the entire understanding of the parties hereto with respect to the subject matter contained herein and may be amended only by a written instrument executed by Buyer and the Company or their respective successors or assigns. There are no restrictions, promises, warranties, covenants, or undertakings other than those expressly set forth or referred to herein. Any paragraph headings or table of contents contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement;

        (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument;

        (h) Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Company and Buyer and their respective successors, but shall not inure to the benefit of anyone other than the parties signing this Agreement and their respective successors;

        (i) Governing Law. This Agreement shall be governed by the laws of the State of Colorado.

    IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

            BUYER:

                MAROON BELLS CAPITAL PARTNERS, INC.


                By: /s/ Theodore H. Swindells
                Its: Principal


                /s/ Theodore H. Swindells
                THEODORE H. SWINDELLS


                /s/ Paul A. Moore
                PAUL A. MOORE


                /s/ Phillip S. Magiera
                PHILLIP S. MAGIERA

                DULAC CONSULTANTS, LTD.


                By:  /s/  Trevor Bains
                Its:      Director

                REDFERN PACIFIC, INC. (BVI CORP.)


                By:  /s/ Patricia Mugnai  /s/ Alejandro Gazaniga
                Its:     Secretary            President

                LE CHEVALIER NOIR, LTD.


                By:  /s/ Wendy Baines
                Its:     Director

            THE COMPANY:

                SAGE RESOURCES, INC.


                By: /s/ Jonathan Winters
                Its: President

                                  EXHIBIT A

                                   Buyers



Name                                                                     Shares
- ----                                                                     ------

Theodore H. Swindells                                                   500,000

Paul A. Moore                                                           500,000

Phillip S. Magiera                                                      500,000

DuLac Consultants Ltd                                                   500,000

Maroon Bells Capital Partners, Inc.                                   1,000,000

Redfern Pacific, Inc. (BVI) Corp.                                       500,000

Le Chevalier Noir, Ltd.                                                 500,000
                                                                      ---------

        Total                                                         4,000,000
                                                                      =========

                                  EXHIBIT B
                                  Contracts





                                    NONE

                                 EXHIBIT C

                               Stockholders

1337 - SAGE RESOURCES INC
June 24, 1996 Shareholder List
9607-223 by PAM

9607-223 (10425)                                      1337 - SAGE RESOURCES INC                                   Page   1
                                              Securityholder List as of June 24, 1996
                                                                                                  Certified Restricted  * Total *
Sh Id/Info   Name/Addr                           Issue      Plan Securities Book Securities Free Securities Securities Securities
- ---------------------------------------------------------------------------------------------------------------------------------
000028       JOHN ANDREWS                        Common                                                400                   400
###-##-####  1616 17TH STREET                    Warrant C                                             400                   400
             DENVER CO 80202

000020       STEPHEN AXELROD                     Common                                                400                   400
###-##-####  45 S DEXTER STREET                  Warrant C                                             400                   400
             DENVER CO 80222-1050

000021       ROBERT PARTON                       Common                                                100                   100
###-##-####  2768 BERRY TURN                     Warrant C                                             100                   100
             GOLDEN CO 80401

000006       DENNIS BUCK                         Common                                                200       1,000     1,200
###-##-####  2768 BERRY TURN                     Warrant C                                             200                   200
             GOLDEN CO 80401

000019       D & D INVESTMENTS                   Common                                                800                   800
59-2404285   PO BOX 62 HARDWICK ROAD             Warrant C                                             800                   800
             GILBERTSVILLE MA 01031

000003       D&D INVESTMENTS                     Common                                                          2,000     2,000
###-##-####  80 MAIN ST
             WARE MA 01082

000016       DELAWARE CHARTER TTEE FBO JOSEPHINE Common                                                360                   360
51-0099493   JOENS IRA                           Warrant C                                             360                   360
             5777 E EVANS SUITE 109
             DENVER CO 80222

000014       DELAWARE CHARTER TTEE FBO TED JOENS Common                                                300                   300
###-##-####  IRA                                 Warrant C                                             300                   300
             5777  E EVANS SUITE 109
             DENVER CO 80222

000018       MARC DURAND                         Common                                                400                   400
###-##-####  C/O D & D INVESTMENTS               Warrant C                                             400                   400
             PO BOX 62 HARDWICK ROAD
             GILBERTSVILLEE MA 01031

000025       CHARLES FRIEDMAN                    Common                                                400                   400
###-##-####  410 17TH ST SUITE 2400              Warrant C                                             400                   400
             DENVER CO 80202

000022       STEPHEN HERRERA                     Common                                                400                   400
5211-70-4956 454 W 25TH ST                       Warrant C                                             400                   400
             NEW YORK NY 10001

000001       STEPHEN P HERRERA                   Common                                                          4,000     4,000
###-##-####  454 W 25TH ST
             NEW YORK NY 10001

000012       R GERALD HUGHES                     Common                                              2,000                 2,000
###-##-####  14150 ELDERBERRY ROAD               Warrant C                                           2,000                 2,000
             GOLDEN CO 80401

000010       INVERNESS INVESTMENTS MONEY         Common                                                200                   200
84-1069600   PURCHASE PENSION PLAN               Warrant C                                             200                   200
             6160 S SYRACUSE WAY #310
             ENGLEWOOD CO 80110

000009       INVERNESS INVESTMENTS PROFIT        Common                                                200                   200
84-1069600   SHARING                             Warrant C                                             200                   200
             6160 S SYRACUSE WAY #310
             ENGLEWOOD CO 80110

000007       TED E JONES                         Common                                                          1,000     1,000
###-##-####  8688 E DOANE PL
             DENVER CO 80231

9607-223 (10425)             1337 - SAGE RESOURCES INC                Page   2
                      Securityholder List as of June 24, 1996

                                                                                                  Certified Restricted  * Total *
Sh Id/Info   Name/Addr                           Issue      Plan Securities Book Securities Free Securities Securities Securities
- ---------------------------------------------------------------------------------------------------------------------------------
000017       STEVEN MACRI                        Common                                                200                   200
###-##-####  4510 QUAY                           Warrant C                                             200                   200
             WHEAT RIDGE CO 80033

000024       ROB L MOLITOR                       Common                                                400                   400
###-##-####  12502 EAST EVANS CIRCLE             Warrant C                                             400                   400
             UNIT #C
             AURORA CO 80014

000027       SAWYER FAMILY PARTNERS LTD JON      Common                                                600                   600
84-1074413   SAWYER GENERAL PARTNER              Warrant C                                             600                   600
             511 16TH ST SUITE 400
             DENVER CO 80202

000011       GARY L SMITH                        Common                                                400                   400
###-##-####  5413 MARCONI AVE #21                Warrant C                                             400                   400
             CARMICHAEL CA 95608

000015       IRA RANE                            Common                                                400                   400
###-##-####  78 E ROGUES PATH                    Warrant C                                             400                   400
             HUNTINGTON STATION NY 11746

000005       JOE TINIANOW                        Common                                              2,600                 2,600
###-##-####  1076 JASMINE ST                     Warrant C                                             600                   600
             DENVER CO 80220

000004       A C TONEY                           Common                                              2,800                 2,800
###-##-####  4445 TELLER ST                      Warrant C                                             800                   800
             WHEATRIDGE CO 80033

000026       SEAN WAYBRIGHT                      Common                                                100                   100
###-##-####  11177 W WILDHORSE PEAK              Warrant C                                             100                   100
             LITTLETON CO 80127

000008       JAMIE M WILLIAMS                    Common                                                400       4,000     4,400
###-##-####  630 WATSON RD                       Warrant C                                             400                   400
             UKIAH CA 95482

000013       KENNETH J WOLF                      Common                                              1,940                 1,940
###-##-####  1616 17TH STREET SUITE 362          Warrant C                                           1,940                 1,940
             DENVER CO 80202

000002       KENNETH J WOLF                      Common                                                         32,000    32,000
###-##-####  720 S JACKSON ST
             DENVER CO 80209


9607-223 (10425)             1337 - SAGE RESOURCES INC                Page   3
                     Securityholder Totals as of June 24, 1996

             Securityholder                                       Certified Restricted   Treasury  * Total *
Issue                 Count Plan Securities Book Securities Free Securities Securities Securities Securities
- ------------------------------------------------------------------------------------------------------------

Common                  28                                           16,000  4,044,000            4,060,000

Warrant C               23                                           12,000                          12,000

** Total Active Securityholders:  28 **


WE HEREBY CERTIFY THAT THE ATTACHED LIST IS A TRUE ANND CORRECT LIST OF THE HOLDERS OF CERTIFICATES REPRESENTING THE CALSS OF STOCK OF THE ABOVE-NAMED COMPANAY AS SHOWN ON THE RECORDS MAINTAINED IN THIS OFFICE AT THE CLOST OF BUSINESS ON THE DATE INDICATED ABOVE.


  DATE:_______________________________________

SIGNED:_______________________________________

 TITLE:_______________________________________

Prepared by American Securities Transfer & Trust, Inc.

<PPAGE>

                                        EXHIBIT D
                                  Financial Statements

                FORM 10-QSB - Quarterly Report Under Section 13 or 15(d)
                          of the Securities Exchange Act of 1934

                                      UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549

                                       FORM 10-QSB

[ x ] Quarterly Report pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.
For the period ended                  March '31, 1996
                                           or
[ ] Transition Report Pursuance to Section 13 or 15(d) of the Securities Exchange act of 1934.

For the transition period from ________ to ________

Commission File Number    35-32341-D

                                SAGE RESOURCES, INC.
                (Exact name of registrant as specified in its charter)

                Colorado                                84-1127336
        (State or other jurisdiction of	                (I.R.S. Employer
        incorporation or organization                   identification No.)

10 Exchange Place, Suite 309, Salt Lake city, Utah        84111
  (Address of principal executive offices)              (Zip Code)

                                (801) 364-3500
        (Registrant's telephone number, including area code)

                2601 Blake Street, Denver, Colorado 80205
        (Former name, former address and former fiscal year, if changed since last report.)

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15 (d) of the securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                        [ x ] Yes      [   ] No

        APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS
                        DURING THE PRECEDING FIVE YEARS:

Indicated by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15 (d) of the, Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.

                        [   ] Yes      [   ] No

                      APPLICABLE ONLY TO CORPORATE ISSUERS:

As of March 31, 1996, Registrant had 60,000 shares of common stock, no Par value, outstanding.

                                SAGE RESOURCES, INC.
                           (A Development Stage Company)

                                      INDEX
                                      -----

                                                                      Page
                                                                     Number
                                                                     ------

Part I.    Financial Information

        Item I.	Financial Statements

                Condensed Balance Sheets as of March 31,
                1996 (Unaudited) and December 31, 1995                  3

                Condensed Statements of Operations, Three
                Months Ended March 31, 1996 and 1995
                and for the period from January 6,
                1989 (Inception) to March 31, 19Q6.
                (Unaudited)                                             4

                Condensed statements of Cash Flows, Three
                Months Ended March 31, 1996 and 1995
                and for the period from January 6,
                1989 (Inception) to March 31, 1996.
                (Unaudited)                                             5

                Notes to Condensed Financial statements                 6

        Item 2. Management's Discussion and Analysis of
                Financial Conditions and Results of
                Operations                                              7

Part II. other information                                              8

                               SAGE RESOURCES, INC.
                          (A Development Stage company)

                            CONDENSED BALANCE SHEETS
                                   (Unaudited)

                                     ASSETS
                                     ------

                                                              March 31,     December 31,
                                                                1996            1995
                                                           --------------  --------------
Current Assets:
        Cash                                                $     14,665    $     14,539
                                                           --------------  --------------

TOTAL ASSETS                                                $     14,665    $     14,539
                                                           ==============  ==============



                        LIABILITIES AND STOCKHOLDERS' EQUITY
                        ------------------------------------

<CAPTION

Currennt Liabilities:
        Accounts payable                                    $      4,161    $       -
        Accrued rent                                                 750            -
                                                           --------------  --------------
        Total Current Liabilities                                  4,911            -
                                                           --------------  --------------

Stockholders' Equity:
        Preferred stock                                             -               -
        Common stock                                              50,547          50,547
        (Deficit) accumulated during
          development stage                                      (40,793)        (36,008)
                                                           --------------  --------------

        TOTAL STOCKHOLDERS' EQUITY                                 9,754          14,539
                                                           --------------  --------------

        TOTAL LIABILITIES AND
          STOCKHOLDERS' EQUITY                                    14,665          14,539
                                                           ==============  ==============


Note: The balance sheet at December 31, 1995, has been taken from the audited financial statements at that date and condensed.

The accompanying notes are an intefral part of the financial statements.

                              SAGE RESOURCES, INC.
                        (A Development Stage Company)

                      CONDENSED STATEMENTS OF OPERATIONS
                                  (Unaudited)


                                                                    January
                                 Three Months    Three Months       6, 1989
                                    Ended           Ended       (Inception) to
                                   March 31,       March 31,       March 31,
                                     1996            1995            1996
                                --------------  --------------  --------------
Revenue:
        Interest income	         $        126    $        165    $      6,598
                                --------------  --------------  --------------

Operating Expenses:
        Rent                              750             750          20,500
        Legal & accounting              3,759           1,672          18,363
        Other                             402             170           8,528
                                --------------  --------------  --------------
Total Operating Expense                 4,911           2,592          47,391
                                --------------  --------------  --------------

Net (Loss)                       $     (4,785)   $     (2,427)   $    (40,793)
                                ==============  ==============  ==============

Net (Loss) per share             $       (.08)   $       (.04)   $       (.68)
                                ==============  ==============  ==============

Weighted average number of
  shares outstanding             $     60,000    $     60,000    $     60,000
                                ==============  ==============  ==============


The accompanying notes are an integral part of the financial statements.

                               SAGE RESOURCES, INC.
                          (A Development Stage company)

                        CONDENSED STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                    January
                                 Three Months    Three Months       6, 1989
                                    Ended           Ended       (Inception) to
                                   March 31,       March 31,       March 31,
                                     1996            1995            1996
                                --------------  --------------  --------------

Operating Activities;
  Net (loss)                     $     (4,785)   $     (2,427)   $    (40,793)
  Adjustments to reconcile net
    loss to net cash provided by
    (used in) operating activities:
  Amortization                           -               -                200
  Increase in accounts payable
    and accrued rent                    4,911           1,092           4,911
                                --------------  --------------  --------------

Net Cash Provided by (Used
  in) operating Activities                126          (1,335)        (35,682)
                                --------------  --------------  --------------

Investing Activities:
  Organization costs                     -               -               (200)
                                --------------  --------------  --------------

Net Cash (Used in)
  Investing Activities                   -               -               (200)
                                --------------  --------------  --------------

Financing Activities:
  Proceeds from issuance of
    common stock                         -               -             68,200
  Deferred offering costs                -               -            (17,653)
                                --------------  --------------  --------------

Net Cash Provided by
  Financing Activities                   -               -             50,547
                                --------------  --------------  --------------

Increase (Decrease) in Cash               126          (1,335)         14,665

Cash, Beginning of Period              14,539          22,905            -
                                --------------  --------------  --------------

Cash, End of Period              $     14.669    $     21,570    $     14,665
                                ==============  ==============  ==============

Cash paid for income taxes       $       -       $       -       $       -
                                ==============  ==============  ==============

Cash paid for interest expense   $       -       $       -       $       -
                                ==============  ==============  ==============


The accompanying notes are an integral part of the financial statements,

                               SAGE RESOURCES, INC.
                          (A Development Stage Company)

                     NOTES TO CONDENSED FINANCIAL STATEMENTS

                December 31, 1995 and March 31, 1996 (Unaudited)

(1) Condensed Financial Statements

The condensed balance sheet as of March 31, 1996, the condensed statements of operations and the condensed statements of cash flows for the periods ended March 31, 1996 and 1995, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows at March 31, 1996 and for all periods presented have been made.

Certain information and footnote disclosures normally included in the financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. It is suggested that these condensed financial statements be read in conjunction with the financial statements and notes thereto included in the Company's December 31, 1995, Form 10-K. The results of operations for the three month periods ended March 31, 1996 and 1995, are not necessarily indicative of the operating results for the full years.

(2) Subsequent Events

Effective April 24, 1996 the controlling stockholder of the Company entered into a voting trust agreement which transferred control of the Company to a Utah limited liability company.

                                      ITEM 2

                   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                          CONDITION AND RESULTS OF OPERATIONS

Sage Resources, Inc. (The Company) was formed on January 6, 1989, to evaluate, Structure and complete a merger with, or acquisition of, other entities. The Company's activities to date have been limited to organizational matters, the sale of 48,000 shares of common stock to insiders for a total of $8,200 and the completion of a public offering of 12,000 units at $5 per unit with net proceeds received of $42,347 after offering costs in October of 1990.

The Company has no present source of income other than interest income and its expenses have been related to limited general and administrative expenses.

As of March 31, 1996, the Company does not have any material commitments for capital expenditures. The Company did not have any long-term debt at March 31, 1996, and does not anticipate the use of long-term debt to fund its operations in the near future.

                          PART II.  OTHER INFORMATION

Item 1.	        Legal Proceedings
                -----------------
                None.

Item 2.	        Changes in Securities
                ---------------------
                None.

Item 3.	        Defaults upon Senior Securities
                -------------------------------
                None.
Item 4.	        Submission of Matters to a Vote of Security Holders
                ---------------------------------------------------
                None.

Item 5.         Other Information
                -----------------
                None.

Item 6.	        Exhibits and Reports on Form 8-K
                --------------------------------
                None.


                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        SAGE RESOURCES, INC.


Date________________________            By______________________________

                                     Title______________________________

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                  FORM 10-KSB

[X]     ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT
OF 1934 [FEE REQUIRED]

                  For the Fiscal Year ended: December 31, 1995

                                       OR

[ ]TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

            For the transition period from ______________ to ______________

                         Commission File No. 33-32341-D

                                 SAGE RESOURCES, INC.
              (Name of Small Business Issuer as Specified in its Charter)

                Colorado                                     84-1127336
        (State or Other Jurisdiction of	                (I.R.S. Employer Identi-
        Incorporation or Organization)	                    fication Number)

                     2601 Blake Street, Denver, Colorado 80205
          (Address of Principal Executive Offices, Including Zip Code)

Issuer's telephone number: (303) 292-6364

Securities to be registered under Section 12(b) of the Act: None.

Securities to be registered under Section 12(g) of the Act: None.

Check whether the Issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

                                Yes _X_ No ___

Check if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in this form, and no disclosure will be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [X]

The Issuer's revenues for its most recent fiscal year were $611, consisting of interest income.

The Issuer is unable to calculate the aggregate market value of the common stock of the Registrant held by nonaffiliates because no market for the common stock has yet developed.

As of December 31, 1995, 60,000 shares of common stock were outstanding.

Documents incorporated by reference: None.

This Form 10-K consists of ____ pages.  Exhibits are indexed at page ____.

                                     PART I

Item 1. Description of Business.

        General

        Sage Resources, Inc. (the 'Company) was organized as a Colorado corporation on January 6, 1989, to evaluate, structure and complete a merger with, or acquisition of, prospects consisting of private companies, partnerships or sole proprietorships. The Company may seek to acquire a controlling interest in such entities in contemplation of later completing an acquisition. The Company is not limited to any operation or geographic area in seeking out opportunities. Management has not identified any particular business or industry within which the Company will seek an acquisition or merger. The Company has not conducted, nor have others made available to R, market research supporting the viability of the Company's proposed operations.

        On October 26, 1990, the Company completed a public offering of 12,000 Units at $5.00 per Unit, for net proceeds of approximately $42,347. Each Unit consisted of one (1) share of the Company's no par value common stock and one
(1) Class C Common Stock Purchase Warrant. Each Class C Warrant entitles the holder to purchase one share of Common Stock at $1 00 until April 24, 1 997.

        Description of Business

        The Company believes R has insufficient capital with which to finance cash acquisitions of other business entities. Accordingly, the Company will be incapable of acquiring the assets or business of other entities except in those instances where the Company exchanges its common stock with those held by the target company and/or the target company's shareholders. Another possibility, although less likely, is that the Company may give its common stock to a target in exchange for the targets assets. Management expects that an exchange of the Company's common stock in a merger or acquisition, if ever, would require the Company to issue a substantial number of its common stock. Accordingly, the percentage of common stock held by the Company's then-shareholders would be reduced as a result of the increased number of common stock issued and outstanding following any such merger or acquisition.

        The Company expects to continue to concentrate primarily on the identification and evaluation of prospective merger or acquisition 'target' entities including private companies, partnerships or sole proprietorships. The Company does not intend to act as a general or limited partner in connection with partnerships ft may merge with or acquire. Management has not identified any particular area of interest within which the Company will continue its efforts.

        Management contemplates that the Company will seek to merge with or acquire a target company with either assets or earnings, or both, and that preliminary evaluations undertaken by the Company will assist in identifying possible target companies. The Company has not established a specific level of earnings or assets below which the Company would not consider a merger or acquisition with a target company. Moreover, management may identify a target company which is generating losses which ft will seek to acquire or merge with the Company. The merger with or acquisition of a target company which is generating losses or which has negative shareholders! equity may have a material adverse affect on the price of the Company's common stock. There is no assurance, if the Company acquires a target company with assets or earnings, or both, that the price of the Company's common stock will increase.

        Plan of Acquisition

        The Company will follow a systematic approach to identify its most suitable acquisition candidates.

        First, management will continue to concentrate on identifying any number of preliminary prospects which may be brought to the attention of management through present associations or by virtue of the very limited advertising campaign the Company will conduct. Management will then apply certain of its broad criteria to the preliminary prospects. Essentially, this will entail a determination by management as to whether or not the prospects are in an industry which appears promising and whether or not the prospects themselves have potential within their own industries. During this initial screening process, management will ask and receive answers to questions framed to provide appropriate threshold information, depending upon the nature of the prospect's business. Such evaluation is not expected to be an in-depth analysis of the target company's operations although R will encompass to look at most, if not all, of the same areas to be examined once one or more target companies are selected for an in-depth review. For instance, at this stage management may look at a prospects unaudited balance sheet Once a prospect is selected for an in-depth review, management will review the prospects audited financial statements. Nevertheless, management anticipates this evaluation will provide a broad overview of the business of the target company and should allow a large percentage of preliminary prospects to be eliminated from further consideration.

        Management expects to enter into further negotiations with target company management following successful conclusion of financial and evaluation studies. Negotiations with target company management will be expected to focus on the percentage of the Company which target company shareholders would acquire in exchange for their shareholdings in the target company. Depending upon, among other things, the target company's assets and liabilities, the Company's shareholders will in all likelihood hold a lesser percentage ownership interest in the Company following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event the Company acquires a target company with substantial assets. Any merger or acquisition effected by the Company can be expected to have a significant dilutive effect on the percentage of shares held by the Company's then-shareholders.

        The final stage of any merger or acquisition to be effected by the Company will require the Company to retain the services of its counsel and a qualified accounting firm in order to properly effect the merger or acquisition. The Company may be expected to incur significant legal fees and accounting costs during the final stages of a merger or acquisition. Also, if the merger or acquisition is successfully completed, management anticipates that certain costs will be incurred for public relations, such as the dissemination of information to the public, to the shareholders and to the financial community. If the Company is unable to complete the merger or acquisition for any reason, the Company's capital may be substantially depleted if legal fees and accounting costs have been incurred. Management intends to retain legal and accounting services only on an as-needed basis in the latter stages of a proposed merger or acquisition.

        Management anticipates that the Company may have to seek additional financing in order to continue operations.

        Consulting Agreement

        On February 12, 1996, the Company entered into a consulting agreement with Jay Lutsky pursuant to which Mr. Lutsky agreed to assist the Company in locating a buyer. In the event that the Company completes an agreement with an individual or company introduced by Mr. Lutsky or his associates, or as a result of the direct or indirect actions of Mr. Lutsky, and the sale price is $110,000 or more, Mr. Lutsky is to receive $1 0,000 and 20% of the shares owned by Kenneth Wolf, the Company's President.

        Competition

        The Company will remain an insignificant participant among the firms which engage in mergers with and acquisitions of privately-financed entities. There are many established venture capital and financial concerns which have significantly greater financial and personnel resources and technical expertise than the Company. In view of the Company's combined limited financial resources and limited management availability, the Company will continue to be at a significant competitive disadvantage compared to the Company's competitors.

        Employees

        The Company presently has two part-time employees, Kenneth J. Wolf, its President, and Stephen P. Herrera, its Secretary and Treasurer.

Item 2. Description of Property.

        The Company utilizes its offices in space provided by the Company's President, Kenneth J. Wolf, pursuant to a verbal month-to-month agreement, at 2601 Blake Street, Denver, Colorado 80205. The Company pays rent of $250 per month for such space, which amount also includes payment for receptionist and basic telephone service.

Item 3. Legal Proceedings.

        There are no pending legal proceedings, and the Company is not aware of any threatened legal proceedings to which the Company is a party.

Item 4. Submission of Matters to a Vote of Security Holders.

        No matters were submitted to a vote of security holders of the Company during the quarter ending December 31, 1995. ft is anticipated the first annual meeting of the shareholders of the Company will be held in late 1996.

                                     PART II

Item 5. Market for Company's Common Equity and Related Stockholder Matters.

        (a) Market Information. The Company's common stock is traded on the over-the-counter market, when it is traded. To date, no market for the Company's common stock has developed.

        (b) Holders. The number of record holders of the Company's no par value common stock at March 13, 1996 was approximately 27. This does not include shareholders who hold stock in their accounts at broker/dealers.

        (c) Dividends. Holders of common stock are entitled to receive such dividends as may be declared by the Company's Board of Directors. No dividends have been paid with respect to the Company's common stock and no dividends are anticipated to be paid in the foreseeable future.

Item 6. Management's Discussion and Analysis or Plan of Operations.

        The Company has generated no revenues other than interest income since inception. Management anticipates the Company will not earn any income until following the conclusion of a merger or acquisition, if any, as contemplated by the Company's business plan.

        The Company currently has only limited capital with which to conduct operations. The Company anticipates operational costs will be limited until such time as significant evaluation work is undertaken regarding prospective mergers or acquisitions.

        As of December 31, 1995, the Company had no material commitments for capital expenditures.

Item 7. Financial Statements.

        Please see pages F-1 through F-9.

Item 8. Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

        There have been no disagreements between the Company and its independent accountants on any matter of accounting principles or practices or financial statement disclosure since the Company's inception.

                                    PART III

Item 9. Directors, Executive Officers, Promoters and Control Persons:
Compliance with Section 16(a) of the Exchange Act.

        The Directors and Officers of the Company ate as follows:

Name                    Age     Position                Tenure as Officer or Director
- -----------
Kenneth J. Wolf         45      President and Director  January, 1989 to Present

Stephen P. Herrera      33      Secretary, Treasurer    March, 1990 to Present
                                and Director

Jamie M. Williams       40      Director                January, 1989 to Present


        Kenneth J. Wolf - President and Director. Mr. Wolf has served as President and a Director of the Company since January, 1989. Since July, 1989, Mr. Wolf has been President of Topographic Chocolate Company, a company located in Denver, Colorado which designs and manufactures custom chocolates. From April, 1989 until December 1994, Mr. Wolf served as Treasurer and a Director of Oakbrook Capital, Inc., a blank-check company which completed its public offering in July, 1990. From February, 1988 until February, 1989, he served as Treasurer, and from February, 1988 until March, 1990, he served as Secretary and a Director of CoPilot Electronic Products, Inc. (formerly Fenwick Financial, Inc.). Mr. Wolf served as Secretary, Treasurer and a Director of Galt Financial Corporation, a publicly-held blank-check company, from May, 1988 until May, 1990, at which time the company completed an acquisition of Metropolitan Golf Club. From April, 1988 until January, 1990, he served as Secretary, Treasurer and a Director of Winston Financial, Inc., a publicly-held, blank-check company. He served as Secretary, Treasurer and a Director of Teton Investments, Inc., a publicly-held blank-check company from September, 1987 until January, 1989. Since January, 1986, Mr. Wolf has been self-employed as an attorney and financial consultant. From February, 1983 until December, 1985, he served as Executive Vice President (February, 1983 through June, 1985) and President (July, 1985 through December, 1985) and a Director of Walk Thru Entertainment, Inc. (Walk Thru'), a publicly-held company which developed and presented an exhibit called 'Walk Thru Rock.' Walk Thru filed for bankruptcy under Chapter XI in November, 1985. From 1980 until 1983, Mr. Wolf served as secretary, director and in-house counsel of Fossil Fuels, Inc. of Denver, Colorado, an oil and gas exploration company with four employees. From 1978 until 1980, Mr. Wolf acted as corporate counsel to Southwest Development Company of Denver, Colorado, a real estate firm. From 1975 until 1978, he was in private legal practice in Denver, Colorado, specializing in corporate and real estate. Mr. Wolf received his Bachelor of Arts Degree in Business Administration in 1972 from the University of Michigan and received his law degree from Wayne State University, Detroit, Michigan in 1975. Mr. Wolf devotes approximately 10 hours per month to the business of the Company.

        Stephen P. Herrera - Secretary, Treasurer and Director. Mr. Herrera has served as Secretary, Treasurer and a Director of the Company since March, 1990. Since October 1, 1990, Mr. Herrera has also been self-employed as a publishing consultant and freelance writer. Mr. Herrera served as President of Madison James Publishing Corp., a publishing and advertising firm in Denver, Colorado which was a subsidiary of Chenault & Associates, Inc., from January, 1988 until March 1, 1991, at which time the company dissolved. Mr. Herrera served as President of Galt Financial Corporation, a publicly-held blank-check company, from January, 1988 and as a Director from June, 1987, until May, 1990, at which time the company completed an acquisition of Metropolitan Golf Club, Inc. From February, 1988 until February, 1989, Mr. Herrera served as President, and from February, 1988 until March, 1990, Mr. Herrera served as a Director of Copilot Electronic Products, Inc. (formerly Fenwick Financial, Inc.). From January, 1987 until June, 1988, he was a Media Director of Chenault & Associates, Inc., Englewood, Colorado, a financial public relations firm where he was responsible for media relations, technical writing, advertising and research. From February, 1989 until January, 1990, Mr. Herrera served as President and a Director of Winston Financial, Inc., a publicly-held blank-check company which completed an acquisition of Desarrollas Tropicales De Costa Rica, S.A. in January, 1990. From May, 1986 to January, 1987, Mr. Herrera was General Manager of the Rocky Mountain Collegian, a daily newspaper for the Colorado State University in Fort Collins, Colorado with a circulation of approximately 16,000. From January, 1984 to May, 1986, while attending Colorado State University, he held several positions with the Rocky Mountain Collegian including marketing coordinator, film critic, feature writer and manager. Mr. Herrera graduated from Colorado State University in May, 1986 with a B.S. Degree in Business Administration. Mr. Herrera devotes approximately 10 hours per month to the business of the Company.

        Jamie M. Williams - Director. Mr. Williams has served as a Director of the Company since January, 1989. He served as Vice President and a Director of Winston Financial, Inc., a publicly-held, blank-check company from April, 1988 until January, I 990. From February, 1988 until February, 1989, he served as Vice President and Director of CoPilot Electronics Products, Inc. (formerly Fenwick Financial, Inc.). He served as Vice President and a Director of Teton Investments, Inc., a publicly-held, blank-check company, from September, 1987 until January, 1989. Since January, 1983, he has owned and operated The Car Company, a sole proprietorship engaged in the business of wholesale and retail automobile sales. The Car Company has only one part-time employee. From September, 1986 until May, 1989, he served as Vice President, Director and General Manager of Solid Waste Systems, Inc. ("SWS"), a business with 10 employees which was engaged in @ removal. Since September, 1986, he has also served as Vice President, Director and General Manager of Reward Leasing, Inc., a company engaged in equipment leasing, property rentals and recycling. Reward Leasing has two employees. From January, 1984 to December, 1985, Mr. Williams served as Vice President and a Director for Sundance Glass Products ('Sundance'), a company engaged in the business of selling glass products for automobiles and residential and commercial uses. Sundance had four employees. From January, 1984 until the present, he was Vice President and a Director of Redding Body Shop, Inc., an automotive body repair business, with four employees. From January, 1981 until January, 1983, he was self-employed in buying, rebuilding and selling used automobiles. From 1978 until December, 1980, he was owner and manager of the Crescent Lake Lodge and Resort, Crescent Lake, Oregon. Mr. Williams devotes about 1 0 hours per month to the business of the Company.

        All Directors of the Company will hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified.

        The Officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders, and hold office until their death, or until they shall resign or have been removed from office.

        The date of the next annual meeting of the Company will be determined by the Company's Board of Directors in accordance with Colorado law.

Item 10. Executive Compensation.

        No officer of the Company currently receives or is accruing any salary for his services.

        It is possible that the Company's Officers and Directors will sell part or all of their shares of the Company's Common Stock pursuant to the successful completion of a potential acquisition of a business opportunity. However, this is dependent upon arm's length negotiations between the Company's Officers and Directors and management of the potential merger entity. There currently is no agreement or understanding of any kind whereby Officers and Directors of the Company will dispose of part or all of their shares of the Common Stock of the Company pursuant to an acquisition of the business opportunity.

Incentive Stock Option Plan

        On January 10, 1989, the Company adopted an Incentive Stock Option
Plan (the 'Plan) under which options granted are intended to qualify as 'incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). Pursuant to the Plan, options to purchase up to 5,000,000 shares of the Company's Common Stock may be granted to employees of the Company. The Plan is administered by the Board of Directors, which is empowered to determine the terms and conditions of each option, subject to the limitation that the exercise price cannot be less than the market value of the Common Stock on the date of the grant (110% of the market value in the case of options granted to an employee who owns 1 0% or more of the Company's outstanding Common Stock) and no option can have a term in excess of 10 years (5 years in the case of options granted to employees who own 1 0% or more of the Company's Common Stock).

        As of the date of this Report, no options have been granted under this Plan.

Item 11. Security Ownership of Certain Beneficial Owners and Management.

        The following table sets forth, as of the date of this Report, the stock ownership of each person known by the Company to be the beneficial owner of five percent or more of the Company's Common Stock, each Officer and Director individually and all Directors and Officers of the Company as a group. Each person has sole voting and investment power over the shares except as noted.

                                   Amount and
Name and Address                 Nature of Bene-         Percent
of Beneficial Owner             ficial Ownership)       of Class
- -------------------             -----------------       --------
Kenneth J. Wolf	                   99,880(l)(3)            79.3%
2601 Blake Street
Denver, CO 80205

Stephen P. Herrera                 12,800(2)(3)            18.7%
694 Lincoln Avenue
St. Paul, MN 55105

Jamie M. William                   12,800(2)(3)            18.7%
940 Waugh Lane
Ukiah, CA 95482

All Directors and                125,480(l)(2)(3)          87.9%

Officers as a Group
(3 Persons)

- ---------------------------

(1) Includes 33,940 shares of common stock, 32,000 shares of common stock underlying Class A Common Stock Purchase Warrants, 32,000 shares of common stock underlying Class B Common Stock Purchase Warrants and 1,940 shares of common stock underlying Class C Common Stock Purchase Warrants.

(2) Includes 4,400 shares of common stock, 4,000 shares of common stock underlying Class A Common Stock Purchase Warrants, 4,000 shares of common stock underlying Class B Common Stock Purchase Warrants and 400 shares of common stock underlying Class C Common Stock Purchase Warrants.

(3) Until April 24,1997, each Class A Warrant entitles the holder to purchase one share of Common Stock at an exercise price of $25.00 per share; each Class B Warrant entitles the holder to purchase one share of Common Stock at an exercise price of $50.00 per share; each Class C Warrant entitles the holder to purchase one share of Common Stock at $1 00 per share.

        There are no known agreements, the operation of which may at a subsequent date result in a change in control of the Company.

Item 12.  Certain Relationships and Related Transactions.

        On January 10, 1989, the Company issued a total of 40,000 Units (each Unit consisting of one share of Common Stock, one Class A Warrant and one Class B Warrant) to the following Officers and Directors for a total of $200 in cash, or $.005 per Unit:


Name                    Number of Units         Total Consideration
- ----                    ---------------         -------------------
Kenneth J. Wolf                 18,000                  $90 in cash
Steven F. Wheelehan             18,000                  $90 in cash
Jamie M. Williams                4,000                  $20 in cash


        Since incorporation, the Company also issued a total of 8,000 shares of its no par value Common Stock to five (5) private investors who invested a total of $8,000, or $1.00 per share-

        Since June 1, 1989, the Company has maintained its office in office space provided by Kenneth J. Wolf, President of the Company, pursuant to a verbal month-to-month rental agreement for which the Company leases approximately 300 square feet at a rental of $250 per month. Mr. Wolf is also to be reimbursed for out-of-pocket expenses incurred in connection with the Company's business, not to exceed $1 00 per month.

        On March 5, 1990, Steven F. Wheelehan resigned as Secretary, Treasurer and a Director of the Company. Also, on March 5, 1990, Mr. Wheelehan sold 14,000 Units to Kenneth J. Wolf for $70 in cash and 4,000 Units to Stephen P. Herrera for $20 in cash.

        On January 10, 1989, the Company adopted an Incentive Stock Option Plan (the "Plan) under which options granted are intended to qualify as "incentive stock options" under Section 422A of the Internal Revenue Code of 1986, as amended (the 'Code'). Pursuant to the Plan, options to purchase up to 5,000,000 shares of the Company's Common Stock may be granted to employees of the Company. The Plan is administered by the Board of Directors, which is empowered to determine the terms and conditions of each option, subject to the limitation that the exercise price cannot be less than the market value of the Common Stock on the date of the grant (110% of the market value in the case of options granted to an employee who owns 1 0% or more of the Company's outstanding Common Stock) and no option can have a term in excess of 1 0 years (5 years in the case of options granted to employees who own 1 0% or more of the Company's Common Stock).

        As of the date of this Report, no options have been granted under this Plan.

        The Board of Directors has passed a resolution which contains a policy that the Company will not seek an acquisition or merger with any entity in which any of the Company's Officers or Directors serve as Officers, Directors or partners, or in which they or their family members own or hold greater than a 10% ownership interest. This policy is binding upon any person who now or may subsequently serve as an Officer and/or Director of the Company.

        It is possible that the Company's Officers and Directors will sell part or all of their shares of the Company's Common Stock pursuant to the successful completion of a potential acquisition of a business opportunity. However, this is dependent upon arm's-length negotiations between the Company's Officers and Directors and management of the potential merger entity. There is currently no agreement or understanding of any kind whereby Officers and Directors of the Company will dispose of part or all of their shares of the Common Stock of the Company pursuant to an acquisition of a business opportunity. If the Officers and Directors do sell part of their shares under such circumstances, they may be deemed to be 'statutory underwriters" as defined in the Securities Act of 1933, as amended.

                                     PART IV

Item 13.  Exhibits and Reports on Form 8-K.

(a)     3. Exhibits.


Exhibit No.   Description       Location
- -----------   -----------       --------
    3         Articles of In-   Incorporated by reference to Exhibit No.
              corporation       3.1 to the Registrants Registration Statement
              and Bylaws        (No. 33-32341 -D)


(b) No Current Reports on Form 8-K were filed during the last quarter of the period covered by this Report.

                REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                --------------------------------------------------


The Board of Directors
Sage Resources, Inc. (A development Stage Company)
Denver, CO 80205


We have audited the accompanying balance sheet of Sage Resources, Inc. (A Development-Stage Company) as of December 31, 1995, and the related statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to
obtain reasonable assurance about whether the financial statements	are free of
material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Sage Resources, Inc. (A Development-Stage Company) as of December 31, 1995, and the results of its operations, changes in its stockholders' equity and its cash flows for the year then ended, in conformity with generally accepted accounting principles.




                                        SCHUMACHER & ASSOCIATES, INC.
                                        Certified Public Accountants
                                        12835 E. Arapahoe Road
                                        Tower II, Suite 110
                                        Englewood, Colorado 80112
March 25, 1996

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Board of Directors
Sage Resources, Inc.
(A Development Stage Company)
Denver, Colorado 80205

We have audited the accompanying statements of operations, stockholders I equity, and cash f lows of Sage Resources, Inc. (a Development Stage Company) for the year ended December 31,, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to
obtain reasonable assurance about whether the financial statements	are
free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements of Sage Resources, Inc. (a Development Stage Company) referred to above present fairly, in all material respects, the results of its operations and its cash flows for the year ended December 31, 1994, in conformity with generally accepted accounting principles.

WRIGHT & SEIBERT, P.C.
12687 West Cedar Drive, Suite 330
Lakewood CO 80228




February 15, 1996

                               SAGE RESOURCES, INC.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                December 31, 1995


                                     ASSETS
                                     ------

Current asset:
  Cash                                                   $     14,539
                                                        --------------
    Total current assets                                       14,539

Other assets:
  Organization costs, net of
  accumulated amortization of
  $200                                                           -
                                                        --------------

                                                         $     14,539
                                                        ==============


                          LIABILITIES AND STOCKHOLDERS' EQUITY
                          ------------------------------------

Current liabilities:
    Total current liabilities                            $       -
                                                        --------------

Commitments (notes 4 and 6)

Stockholders' equity:
  Preferred stock, no par value,
    10,000,000 shares authorized.
    none issued and outstanding                                  -
  Common stock, no par value,
    750,000,000 shares authorized,
    60,000  issued and outstanding                             50,547
  Class A  common stock warrants,
    40,000  issued and outstanding
  Class B  common stock warrants,
    40,000  issued and outstanding
  Class C  common stock warrants,
    12,000  issued and outstanding
  Deficit  accumulated during
    development stage	(36,008)
                                                        --------------
                                                               14,539
                                                        --------------

                                                         $     14,539
                                                        ==============


The accompanying notes are an integral part of the financial statements.

                               SAGE RESOURCES, INC.
                          (A Development Stage Company)
                             STATEMENTS OF OPERATIONS

                                                                 January 6,
                                                                    1989
                                         Year Ended             (Inception)
                                        December 31,                 to
                               --------------  --------------   December 31,
                                    1995            1994            1995
                               --------------  --------------  --------------

Interest income                 $        611    $        672    $      6,472
                               --------------  --------------  --------------

Expenses:
  Rent (note 2)                        3,000           3,000          19,750
  Legal and accountin                  2,540           2,335          14,604
  Travel                               1,832           1,460           3,292
  Other                                  271           1,309           4,834
                               --------------  --------------  --------------

                                       7,643           8,104          42,480
                               --------------  --------------  --------------

        Net loss                $      7,032    $      7,432    $     36,008
                               ==============  ==============  ==============


        Net loss per share      $        .12    $        .12    $        .64
                               ==============  ==============  ==============


Weighted average
  number of shares
  outstanding                         60,000          60.000          56,640
                               --------------  --------------  --------------




The accompanying notes are an integral part of the financial statements.

                               SAGE RESOURCES, INC.
                          (A Development Stage Company)
                        STATEMENT OF STOCKHOLDERS' EQUITY

                                        Common Stock              Deficit
                               ------------------------------   Accumulated
                                   Number                          During
                                     of                         Development
                                   Shares          Amount           Stage
                               --------------  --------------  --------------

Balances at inception
  January 6, 1989                       -       $       -       $
Issuance of stock to
  officers and directors
  January, 1989 (note 3)
  For cash ($.005 per share)          40,000             200            -
Issuance of stock April, 1989
  For cash ($1.00 per share)           8,000           8,000            -
Net loss for period ended
  December 31, 1989                     -               -             (1,551)
                               --------------  --------------  --------------
Balance, December 31, 1989            48,000           8,200          (1,551)

Issuance of stock in public
  offering, net of expenses
  of $17,653                          12,000          42,347            -

Net loss for year ended
  December 31, 1990                     -               -             (4,398)
                               --------------  --------------  --------------
Balance, December 31, 1990            60,000          50,547          (5,949)

Net loss for year ended
  December 31, 1991                     -               -             (4,670)
                               --------------  --------------  --------------
Balance, December 31, 1991            60,000          50,547         (10,619)

Net loss for year ended
  December 31, 1992                     -               -             (5,281)
                               --------------  --------------  --------------
Balance, December 31, 1992            60,000          50,547         (15,900)

Net loss for year ended
  December 31, 1993                     -               -             (5,644)
                               --------------  --------------  --------------
Balance, December 31, 1993            60,000          50,547         (21,544)

Net loss for year ended
  December 31, 1994                     -               -             (7,432)
                               --------------  --------------  --------------
Balance, December 31, 1994            60,000          50,547         (28,976)

Net loss for year ended
  December 31, 1995                     -               -             (7,032)
                               --------------  --------------  --------------

Balance, December 31, 1995            60,000    $     50,547    $    (36,008)
                               ==============  ==============  ==============


The accompanying notes are an integral part of the financial statements.

                               SAGE RESOURCES, INC.
                          (A Development Stage Company)
                             STATEMENTS OF CASH FLOWS

                                                                 January 6,
                                                                    1989
                                         Year Ended             (Inception)
                                        December 31,                 to
                               --------------  --------------   December 31,
                                    1995            1994            1995
                               --------------  --------------  --------------

Cash flows from operating
  activities:
    Net loss                    $     (7,032)   $     (7,432)   $    (36,008)
    Adjustments to reconcile
      net loss to net cash used
      by operating activities:
        Amortization                                      30             200
        Changes in liabilities:
          Increase (decrease) in
            accounts payable and
            accrued rent              (1,334)            627            -
                               --------------  --------------  --------------

    Net cash used by operating
      activities                      (8,366)         (6,775)        (35,808)
                               --------------  --------------  --------------

Cash flows from investing
  activities:

    Organization costs                  -               -               (200)
                               --------------  --------------  --------------

Cash flows from financing
  activities:

    Proceeds from issuance of
      common stock                      -               -             68,200
    Deferred offering costs             -               -            (17,653)
                               --------------  --------------  --------------

Net cash provided by
  financing activities                  -               -             50,547
                               --------------  --------------  --------------

Net increase (decrease) in
  cash and cash equivalents           (8,366)         (6,775)         14,539

Cash and cash equivalents,
  beginning of period                 22,905          29,680            -
                               --------------  --------------  --------------

Cash and cash equivalents,
  end of period                 $     14,539    $     22,905    $     14,539
                               ==============  ==============  ==============


The accompanying notes are an integral part of the financial statements.

                               SAGE RESOURCES, INC.
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Organization

Sage Resources, Inc. (the "Company") is a development stage organization formed under the laws of the State of Colorado on January 6, 1989. The Company intends to engage in one or more mergers with, or acquisitions of, target entities. The Company's fiscal year end is December 31.

        Organization Costs

Organization costs are being amortized on a straight-line basis over five years.

        Deferred Offering Costs

The Company has incurred offering costs in connection with a completed public offering (note 4). Upon successful completion of the public offering, these costs were charged as a reduction of the offering proceeds.

        Cash and Cash Equivalents

For purposes of the Statements of Cash Flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

        Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        Fair Value of Financial Instruments

The carrying amount approximates fair value of cash and short-term financial instruments (all of which are held for nontrading purposes) . The Company has no long-term financial instruments.

                               SAGE RESOURCES, INC.
                          (A Development Stage Company)
                   NOTES TO FINANCIAL STATEMENTS (Continued)


2.      RELATED PARTY TRANSACTIONS

The Company maintains its of f ices in space provided by the Company's president pursuant to an oral agreement for $250 per month including basic telephone and receptionist service, commencing June 1, 1989. For the years ended December 31, 1995 and 1994, rent of $3,000 was incurred each year.

3.      STOCKHOLDERS' EQUITY

        Preferred Stock

The Company authorized 10,000,000 shares of no par value preferred stock. No preferred stock is issued or outstanding.

        Common Stock

In January of 1989, the Company sold 40,000 Units to its officers and directors for $200. Each Unit consisted of one share of no par value restricted common stock, one Class A Warrant and one Class B Warrant. The Class A and Class B Warrants were included in the public offering (note 4).

        Incentive Stock Option Plan

Effective January 10, 1989, the Company adopted an incentive stock option plan for Company executives and key employees. The Company has reserved 5,000,000 common shares for issuance pursuant to the plan. The plan provides that no option may be granted at an exercise price less than the fair market value of the common shares of the Company on the date of grant. To date, no options have been granted pursuant to the plan.


4.      PUBLIC OFFERING

In October of 1990, the Company completed a public offering of 12,000 Units at $5.00 per Unit through an officer and director.

Gross proceeds from offering	        $ 60,000
Offering costs paid directly,
  e.g. legal, accounting, etc.           (17,653)
Net stockholders' equity from
  the offering                          $ 42,347


                               SAGE RESOURCES, INC.
                          (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS (Concluded)

4.      PUBLIC OFFERING (Continued)

Each Unit consists of one share of the Company's no par value common stock and one Class C Warrant to purchase one share of common stock at $100 per share through the period ending April 24, 1997. The common stock and Class C Warrants included in the Units became separately transferable immediately after the closing of the public offering.

Included in this offering are 40,000 Class A Common Stock Purchase Warrants and 40,000 Class B Common Stock Purchase Warrants being offered by certain Warrantholders of the Company (note 3). If the founding shareholders (present A & B Warrantholders) sell these Warrants, the Company will not receive any of the proceeds from the Warrants sold.

One Class A Warrant entitles the holder to purchase one share of the Company's common stock at $25 per share through the period ending April 24, 1997. One Class B Warrant entitles the holder to purchase one share of the Company's common stock at $50 per share through the period ending April 24, 1997. The Warrants will be sold at a price determined by the public demand therefore, not to exceed $5 per Warrant. The selling Warrantholders did not pay any of the offering expenses.

The Company may redeem the Class C Warrants at any time, at $.01 per Warrant upon 30 days written notice to the Warrantholders.


5.      INCOME TAXES

As of December 31, 1995, net operating loss carryforwards of approximately $36,000 are available to reduce future taxable income, expiring in 2004 through 2010. Deferred tax assets of approximately $7,300 (an increase of $1,500 from December 31, 1994) have not been recognized for the tax benefits of the net operating loss carryforwards due to the uncertainty of their realization.


6.      SUBSEQUENT EVENT-COMMITMENT

In February of 1996, the Company entered into a consulting agreement with an individual pursuant to which the Company agreed to pay him a $10,000 fee if he introduces a successful acquisition partner to the Company and the acquisition price is at the minimum as specified in the consulting agreement.

                                    SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        SAGE RESOURCES, INC.



Dated: April 10, 1996                   By /s/ Kenneth J. Wolf
                                        ------------------------------
                                        Kenneth J. Wolf, President

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Company and in the capacities and on the dates indicated.


Signature                       Capacity                        Date
- ---------                       --------                        ----

/s/ Kenneth J. Wolf             President, Chief Executive      April 10, 1996
- -----------------------         Officer and Director
Kenneth J. Wolf


/s/ Stephen P. Herrera          Secretary (Principal Financial  April 10, 1996
- ----------------------          and Accounting Officer), Treas-
Stephen P. Herrera              urer and Director


                                Director
- ----------------------
Jamie M. Williams